UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 MARCH 23, 2004


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    001-14480                  95-4592204
(State or other jurisdiction         (Commission               (IRS Employer
        of incorporation)            File Number)            Identification No.)


6355 TOPANGA CANYON BLVD., SUITE 520, WOODLAND HILLS, CA           92606
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (818) 615-1500


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ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

            On March 23, 2004, Brilliant Digital Entertainment, Inc. (the "Registrant") issued a press release, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press release dated March 23, 2004.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 24, 2004                      BRILLIANT DIGITAL ENTERTAINMENT, INC.


                                     /S/ TYLER TARR
                                    --------------------------------------------
                                    Tyler Tarr, Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER        DESCRIPTION
--------------        -----------

    99.1              Press release dated March 23, 2004


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